Exhibit 10.1

RATIFICATION AND AMENDMENT AGREEMENT

RATIFICATION AND AMENDMENT AGREEMENT (the “Ratification Agreement”), dated as of October 20, 2004, is by and among Huffy Corporation, an Ohio corporation, as Debtor and Debtor-in-Possession (“Huffy”), American Sports Design Company, an Ohio corporation, as Debtor and Debtor-in-Possession (“American”), Huffy Sports Delaware, Inc., a Delaware corporation, as Debtor and Debtor-in-Possession (“HSDI” and together with Huffy and American, each individually a “US Borrower”, and collectively the “US Borrowers”), Huffy Sports Canada Inc., a New Brunswick, Canada corporation, as Debtor and Debtor-in-Possession (“Canadian Borrower” and together with US Borrowers, each individually, a “Borrower” and collectively, the “Borrowers”), Huffy Risk Management, Inc., an Ohio corporation, as Debtor and Debtor-in-Possession (“HRMI”), HCAC, Inc., an Ohio corporation, as Debtor and Debtor-in-Possession (“HCAC”), Hufco-Delaware Company, a Delaware corporation, as Debtor and Debtor-in-Possession (“Hufco-Delaware”), Huffy Sports, Inc., a Wisconsin corporation, as Debtor and Debtor-in-Possession (“Huffy Sports”), Hufco-Georgia I, Inc., formerly known as McCalla Company, a Georgia corporation, as Debtor and Debtor-in-Possession (“Hufco-Georgia I”), Hufco-Ohio, Inc., formerly known as Huffy Service Solutions, Inc., an Ohio corporation, as Debtor and Debtor-in-Possession (“Hufco-Ohio”), Hufco-Georgia II, Inc., formerly known as Creative Retail Services, Inc., a Georgia corporation, as Debtor and Debtor-in-Possession (“Hufco-Georgia II”), Tommy Armour Golf Company, a Washington corporation, as Debtor and Debtor-in-Possession (“Armour”), Lamar Snowboards Inc., a Missouri corporation, as Debtor and Debtor-in-Possession (“Lamar”), Huffy Sports Washington, Inc., a Washington corporation, as Debtor and Debtor-in-Possession (“HSWI”), First Team Sports, Inc., a Minnesota corporation, as Debtor and Debtor-in-Possession (“First Team”), Hespeler Hockey Holding, Inc., a Minnesota corporation, as Debtor and Debtor-in-Possession (“Hespeler”) and Lehigh Avenue Property Holdings, Inc., an Illinois corporation, as Debtor and Debtor-in-Possession (“Lehigh” and together with HRMI, HCAC, Hufco-Delaware, Huffy Sports, Hufco-Georgia I, Hufco-Ohio, Hufco-Georgia II, Armour, Lamar, HSWI, First Team and Hespeler, each individually a “US Guarantor” and collectively, “US Guarantors”), Hufco-New Brunswick, Inc., formerly known as Creative Retail Services (Canada), Inc., a New Brunswick, Canada corporation, as Debtor and Debtor-in-Possession (“Hufco-NB Canada”), Huffy Sports Outlet Inc., a New Brunswick, Canada corporation, as Debtor and Debtor-in-Possession (“Outlet”) and HUF Canada, Inc., a New Brunswick, Canada corporation, as Debtor and Debtor-in-Possession (“HUF Canada”, and together with Hufco-NB Canada and Outlet each individually, a “Canadian Guarantor” and collectively, “Canadian Guarantors”, and together with the US Guarantors, each individually a “Guarantor” and collectively, the “Guarantors”; and together with Borrowers, each individually a “Debtor” and collectively the “Debtors”), Congress Financial Corporation (Central), an Illinois Corporation, in its capacity as agent (in such capacity, “Agent”) acting for and on behalf of itself and the as Lenders (as hereinafter defined), and the financial institutions from time to time party to the Loan Agreement as lenders (each individually, a “Lender” and collectively, “Lenders”).

W I T N E S S E T H:

WHEREAS, each Debtor has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Ohio, Western Division, and each Debtor has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its business as a debtor-in-possession;

WHEREAS, each Debtor has also commenced or will commence ancillary proceedings under the Companies’ Creditors Arrangement Act (Canada), as amended from time to time, in the Ontario Superior Court of Justice and each Debtor has retained possession of its assets and is authorized under the Companies’ Creditors Arrangement Act to continue the operation of its business;

WHEREAS, prior to the commencement of the Chapter 11 Cases (as hereinafter defined), and CCAA Cases (as hereinafter defined) (i) Agent and Lenders made loans and advances to US Borrowers secured by all inventory, accounts, general intangibles and certain other assets and properties of US Borrowers and US Guarantors as set forth in the Existing Financing Agreements (as hereinafter defined) and the Guarantor Documents (as hereinafter defined) and (ii) Canadian Lender and Term Lender (as each term is defined in the Loan Agreement) made loans and advances to Canadian Borrower secured by all inventory, accounts, general intangibles and certain other assets and properties of Borrowers and Guarantors as set forth in the Existing Financing Agreements and the Guarantor Documents;

WHEREAS, Debtors have requested that Lenders make certain loans and advances to Borrowers, secured by all of Debtors’ inventory, accounts, general intangibles and certain other items and types of their respective assets and properties, in accordance with the Loan Agreement and the other Financing Agreements (as hereinafter defined) all as ratified and amended hereby;

WHEREAS, the Bankruptcy Court (as hereinafter defined) has entered a Financing Order (as hereinafter defined) pursuant to which, inter alia, Agent and Lenders may make such post-petition loans, advances and other financial accommodations to US Borrowers secured by all of the Collateral (as hereinafter defined) as set forth in the Financing Order and the Financing Agreements;

WHEREAS, the CCAA Court (as hereinafter defined) has entered the CCAA Order (as hereinafter defined) pursuant to which, inter alia, Canadian Lender may continue to make loans, advances and other credit accommodations to Canadian Borrower secured by all of the Collateral in accordance with the Financing Agreements and the CCAA Order;

WHEREAS, each of the Financing Order and CCAA Order provides that, as a condition to the making of post-petition loans, advances and other financial accommodations, Borrowers and Guarantors shall execute and deliver this Ratification Agreement;

WHEREAS, Debtors wish hereby to reaffirm their obligations pursuant to the Financing Agreements and acknowledge their continuing liabilities to Agent and Lenders thereunder in order to induce Agent and Lenders to make such post-petition loans and advances to Borrowers; and

WHEREAS, Debtors have also requested that Agent and Lenders make amendments to the Loan Agreement (as hereinafter defined) and Agent and Lenders are willing to do so subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Debtors covenant, warrant and agree as follows:

1.

DEFINITIONS

1.1

Additional Definitions.  As used herein, the following terms shall have the respective meanings given to them below and the Existing Financing Agreements (as defined herein) shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:

(a)

"Bankruptcy Code" shall mean the United States Bankruptcy Code, being Title 11 of the United States Code as enacted in 1978, as the same has heretofore been or may hereafter be amended, recodified, modified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

(b)

"Bankruptcy Court" shall mean the United States Bankruptcy Court for the Southern District of Ohio, Western Division, or such other court that may from time to time have jurisdiction over the Chapter 11 Cases.

(c)

"BIA" shall mean the Bankruptcy and Insolvency Act (Canada), as amended from time to time.

(d)

"Bicycles" shall mean all bicycles, tricycles, pedal cars, scooters, wheeled wagons and similar wheeled products and the related accessories.

(e)

"CCAA" shall mean the Companies’ Creditors Arrangement Act (Canada), as amended from time to time.

(f)

"CCAA Cases" shall mean the ancillary proceedings commenced by the Debtors under the CCAA, pending in the CCAA Court.

(g)

"CCAA Court" shall mean the Superior Court of Justice for the province of Ontario, or such other Court that may from time to time have jurisdiction over the CCAA cases.

(h)

"CCAA Order" shall mean each of the Initial Order entered in the CCAA Cases on or about October 20, 2004, and such other order relating thereto (in each case in form and substance satisfactory to Agent and Lenders) authorizing, among other things, (i) the recognition of the Chapter 11 Cases, the Interim Financing Order and all other orders entered by the Bankruptcy Court in the Chapter 11 Cases that are necessary to authorize and implement the terms of the Financing Agreements, (ii) imposing a stay of proceedings in Canada against the Debtors, their assets, properties and undertakings, (iii) that the stay of proceedings in the CCAA Cases shall not apply to Agent and Lenders, (iv) that the commencement and continuation of the CCAA Cases shall not apply to prevent Agent and Lenders from exercising all their rights and remedies under the terms of the Ratification Agreement, the other Financing Agreements and the Financing Order, and (v) the authorization of Canadian Borrower and Canadian Guarantors to execute and deliver and enter into, comply with, perform and be bound by all of the terms and provisions set forth in the Loan Agreement, the other Financing Agreements and the Financing Order.

(i)

"Chapter 11 Cases" shall mean the Chapter 11 Cases of the Debtors pending in the Bankruptcy Court.

(j)

"Collateral" shall mean, collectively, the Pre-Petition Collateral (as defined herein) and the Post-Petition Collateral (as defined herein).

(k)

"Debtors" shall have the meaning set forth in the recitals hereto and shall include, without limitation, their respective successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such Person, whether under (as applicable) Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case or under the CCAA or any subsequent BIA case, and its successor upon conclusion of (as applicable) the Chapter 11 Case or the CCAA Case of such Person).

(l)

"Existing Financing Agreements" shall mean the Financing Agreements (as defined in the Loan Agreement) as in effect immediately prior to the Petition Date.

(m)

"Financing Agreements" shall mean, collectively, the Loan Agreement (as defined below) and the other Existing Financing Agreements, together with all supplements, agreements, notes, documents, instruments and guarantees at any time executed and/or delivered in connection therewith or related thereto, as all of the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(n)

"Financing Order" shall mean the Interim Financing Order, substantially in the form of Exhibit A attached hereto and made a part hereof,  all of which terms and provisions are incorporated herein by reference, the Permanent Financing Order and such other orders relating thereto or authorizing the granting of credit by Agent and Lenders to Borrowers on an emergency, interim or permanent basis pursuant to Section 364 of the Bankruptcy Code as may be issued or entered by the Bankruptcy Court in the Chapter 11 Cases.

(o)

"Golf Equipment" shall mean golf clubs, golf bags, golf balls and related accessories.

(p)

"Guarantor Documents" shall mean each of the following (as all of the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) Guarantee, dated as of September 19, 2002 by US Borrowers, US Guarantors and Canadian Guarantors in favor of Agent and Lenders with respect to the Obligations of Canadian Borrower, formerly known as HSGC Canada, Inc.; (ii) Guarantee, dated as of September 19, 2002, by US Borrowers (other than HSDI) and US Guarantors in favor of Agent and Lenders with respect to the Obligations of HSDI, formerly known as HSGC, Inc. (the “HSGC Guarantee”); (iii) Guarantee, dated as of September 19, 2002, by HSDI and US Guarantors in favor of Agent and Lenders with respect to the Obligations of Huffy and American (the “H&A Guarantee” and together with the HSGC Guarantee, the “Existing US Borrower Guarantees”); (iv) Guarantee, dated as of October 19, 2004 by HUF Canada in favor of Agent and Lenders with respect to the Obligations of Borrowers; General Security Agreement, dated as of October 19, 2004 between HUF Canada and Agent, and (vi) all supplements, agreements, notes, documents, instruments and mortgages at any time executed, delivered and/or recorded in connection with any of the foregoing.

(q)

"Information Officer" shall mean RSM Richter Inc. as appointed Information Officer of the CCAA Cases, and its successors and assigns, pursuant to the CCAA Order.

(r)

"Interim Financing Order" shall have the meaning ascribed thereto in Section 9(f) hereto.

(s)

"Loan Agreement" shall mean the Second Amended and Restated Loan and Security Agreement, dated as of September 19, 2002, by and among Agent, Lenders, Borrowers and  Guarantors, as amended by Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated as of November 20, 2002, Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated as of December 31, 2002, Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated as of January 31, 2003, Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated March 14, 2003, Amendment No. 5 to Second Amended and Restated Loan and Security Agreement, dated May 2, 2003, Amendment No. 6 to Second Amended and Restated Loan and Security Agreement, dated May 9, 2003, Amendment No. 7 to Second Amended and Restated Loan and Security Agreement, dated as of July 7, 2003, Amendment No. 8 to Second Amended Loan and Security Agreement, dated July 31, 2003, Amendment No. 9 to Second Amended Loan and Security Agreement, dated January 15, 2004, Amendment No. 10 to Second Amended Loan and Security Agreement, dated February 16, 2004, Amendment No. 11 to Second Amended Loan and Security Agreement, dated March 31, 2004, Amendment No. 12 to Second Amended Loan and Security Agreement, dated as of May 4, 2004, Amendment No. 13 to Second Amended Loan and Security Agreement, dated as of July 16, 2004 and Amendment No. 14 to Second Amended Loan and Security Agreement, dated as of October 19, 2004 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced).

(t)

"Net Recovery Percentage" shall mean the fraction, expressed as a percentage, (a) the numerator of which is the amount equal to the amount of the recovery in respect of the Inventory at such time determined on a "net orderly liquidation value" basis pursuant to the most recent acceptable appraisal of Inventory received by Agent in accordance with Section 7.3 of the Loan Agreement, net of operating expenses, liquidation expenses and commissions likely to be incurred in connection with the liquidation of such Inventory as set forth in such appraisal, and (b) the denominator of which is the applicable original cost of the aggregate amount of the Inventory subject to such appraisal.

(u)

"Permanent Financing Order" shall have the meaning ascribed thereto in Section 9(h) hereto.

(v)

"Permitted Liens" shall mean the liens permitted under Section 9.8 of the Loan Agreement.

(w)

"Petition Date" shall mean, as applicable, (i) the date of the commencement of the Chapter 11 Cases and (ii) the date of the commencement of the CCAA Cases.

(x)

"Post-Petition Collateral" shall mean, collectively, all now existing or hereafter acquired real and personal property of Debtors and their respective estates, wheresoever located, of any kind or nature, whether pursuant to the Financing Agreements, the Financing Order or any other order entered or issued by the Bankruptcy Court or the CCAA Court (as the case may be), and shall include, without limitation:

(i)

All of the Collateral (as defined in the Loan Agreement);

(ii)

all Accounts;

(iii)

all general intangibles, including, without limitation, all Intellectual Property;

(iv)

all goods, including, without limitation, all Inventory and all Equipment;

(v)

all Real Property and fixtures;

(vi)

all chattel paper, including, without limitation, all tangible and electronic chattel paper;

(vii)

all instruments, including, without limitation, all promissory notes;

(viii)

 all documents;

(ix)

all deposit accounts;

(x)

all letters of credit, banker’s acceptances and similar instruments and including all letter-of-credit rights;

(xi)

all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including, without limitation, (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (B) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (C) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (D) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(xii)

(A) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (B) monies, credit balances, deposits and other property of Debtors now or hereafter held or received by or in transit to Lender or its affiliates or at any other depository or other institution from or for the account of Debtors, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(xiii)

all commercial tort claims;

(xiv)

to the extent not otherwise described above, all Receivables;

(xv)

all claims, rights, interests, assets and properties (recovered by or on behalf of each Debtor or any trustee of such Debtor (whether in the Chapter 11 Cases or any subsequent case to which any of the Chapter 11 Cases is converted), including, without limitation, all property recovered as a result of transfers or obligations avoided or actions maintained or taken pursuant to Sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code;

(xvi)

all Records; and

(xvii)

all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

(y)

"Post-Petition Obligations" shall mean all now existing and hereafter arising Loans, Letter of Credit Accommodations, advances, debts, obligations, liabilities, covenants and duties of each Debtor to Agent or any Lender of every kind and description, however evidenced, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, arising on and after the Petition Date and whether arising on or after the conversion or dismissal of the Chapter 11 Cases or the CCAA Cases or both, or before, during and after the confirmation of any plan of reorganization in the Chapter 11 Cases or the CCAA Cases or both, and whether arising under or related to this Agreement, the other Financing Agreements, a Financing Order or a CCAA Order, and whether incurred by any Debtor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, letter of credit fees, unused line fees, servicing fees, line increase fees, DIP facility fees, early termination fees, other fees, commissions, costs, expenses and attorneys’, accountants’ and consultants’ fees and expenses incurred in connection with any of the foregoing.

(z)

"Pre-Petition Collateral" shall mean all "Collateral" as such term is defined in the Loan Agreement and all other security for the Pre-Petition Obligations as provided in the Existing Financing Agreements immediately prior to the Petition Date.

(aa)

"Pre-Petition Obligations" shall mean all Loans, Letter of Credit Accommodations, advances, debts, obligations, liabilities, indebtedness, covenants and duties of each Borrower and Guarantor to Agent or any Lender of every kind and description, however evidenced, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, arising before the Petition Date and whether arising under or related to the Existing Financing Agreements, and whether incurred by such Debtor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, letter of credit fees, unused line fees, servicing fees, line increase fees, early termination fees, other fees, commissions, costs, expenses and attorneys’, accountants’ and consultants’ fees and expenses incurred in connection with any of the foregoing.

1.2

Amendments to Definitions in Financing Agreements.

(a)

All references to the term "Collateral" in any of the Existing Financing Agreements or any other term referring to the security for the Pre-Petition Obligations shall be deemed and each such reference is hereby amended to mean, collectively, the Pre-Petition Collateral and the Post-Petition Collateral.

(b)

All references to the terms "Borrowers", "Guarantors" or "Debtors" in any of the Existing Financing Agreements shall be deemed and each such reference is hereby amended to mean and include (as applicable) the Debtors, each as defined herein, and their successors and assigns (including any trustee or other fiduciary hereafter appointed as any Debtor’s legal representative, as applicable, or with respect to any Debtor the property of the estate of such Debtor whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case(s) or under the CCAA or in any subsequent BIA Case and its successor upon conclusion of the Chapter 11 Case or CCAA Case of such Debtor, as the case may be).

(c)

All references to the term "Financing Agreements" in any of the Existing Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Agreement, all of the Existing Financing Agreements, as ratified, assumed and adopted by each Debtor pursuant to the terms hereof, as amended and supplemented hereby, the Financing Order and the CCAA Order, as each of the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(d)

All references to the term “Gen-X” in the Loan Agreement or any of the other Existing Financing Agreements shall be deemed and each such reference is hereby amended to mean and include HSDI, as defined herein, and its successors and assigns.

(e)

All references to the term "Loan Agreement" in any of the Existing Financing Agreements and the Financing Agreements, shall be deemed and each such reference is hereby amended to mean the Loan Agreement, as defined herein and amended hereby and ratified, assumed and adopted by Debtors pursuant to the terms hereof and the Financing Order, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(f)

All references to the term "Material Adverse Effect" and "material adverse change" in this Agreement and in any of the Existing Financing Agreements, shall be deemed and each such reference in the Existing Financing Agreements is hereby amended to add at the end thereof:  "provided, that, the financial condition of Borrowers as of the Petition Date or resulting from the commencement of the Chapter 11 Cases and the filing of the CCAA Cases shall not constitute a Material Adverse Effect".

(g)

All references to the term "Obligations" in this Agreement and in any of the Existing Financing Agreements shall be deemed and each such reference in the Existing Financing Agreements is hereby amended to mean, both the Pre-Petition Obligations and the Post-Petition Obligations.

(h)

All references to the term “Revolving Loan Limit” in this Agreement and in any of the Existing Financing Agreements shall be deemed and each such reference in the Existing Financing Agreements is hereby amended to mean $50,000,000.

1.3

Interpretation.

(a)

For purposes of this Agreement, unless otherwise defined or amended herein, including, but not limited to, those terms used and/or defined in the recitals hereto, all terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.

(b)

All references to the terms “Agent”, “Lender", "Canadian Lender", “Term Lender” or any other person pursuant to the definitions in the recitals hereto or otherwise shall include its respective successors and assigns.

(c)

All references to any term in the singular shall include the plural and all references to any term in the plural shall include the singular.

(d)

All terms not specifically defined herein which are defined in the UCC shall have the meaning set forth therein, except that the term "Lien" or "lien" shall have the meaning set forth in § 101(37) of the Bankruptcy Code.

2.

ACKNOWLEDGMENT

2.1

Pre-Petition Obligations.

(a)

Each Debtor hereby acknowledges, confirms and agrees that US Borrowers are jointly and severally indebted to Agent and Lenders in respect of all Pre-Petition Obligations, as of October 20, 2004 in the aggregate principal amount of not less than the sum of $40,623,054.71 plus C$219,919.63, consisting of (a) US Dollar Loans made pursuant to the Existing Financing Agreements in the principal amount of not less than $32,681,869.74, together with all interest accrued and accruing thereon, (b) Letter of Credit Accommodations in the amount of not less than the sum of $7,941,184.97 plus C$277,290.52, together with all interest, fees and charges accrued and accruing thereon or chargeable thereto, and (c) Canadian Dollar Loans made pursuant to the Existing Financing Agreements in the principal amount of not less than C$<57,496.83>, together with all interest accrued and accruing thereon, and in each case in respect of the foregoing clauses (a) through (c), together with costs, expenses, fees (including attorneys’ fees and legal expenses) and other charges now or hereafter owed by US Borrowers to Agent or Lenders, all of which are unconditionally owing by US Borrowers to Agent and Lenders, without offset, defense or counterclaim of any kind, nature and description whatsoever.

(b)

Each Debtor hereby acknowledges, confirms and agrees that Canadian Borrower is indebted to Agent and Lenders in respect of all Pre-Petition Obligations arising out of the Canadian Credit Facility, as of October 20, 2004, in the aggregate principal amount of not less than the sum of $17,420,901.04 plus C$219,919.63, consisting of (a) Revolving Loans made pursuant to the Existing Financing Agreements in the principal amount of not less than the sum of  $13,830,088.57 plus C$<57,496.83>, together with all interest accrued and accruing thereon, (b) Letter of Credit Accommodations in the amount of not less than the sum of $28,312.47 plus C$277,416.46, together with interest accrued and accruing thereon, and (c) Term Loans made pursuant to the Existing Financing Agreements in the principal amount of not less than $3,562,500, together with interest accrued and accruing thereon, and in each case in respect of the foregoing clauses (a) through (c), together with costs, expenses, fees (including attorneys’ fees and legal expenses) and other charges now or hereafter owed by Canadian Borrower to Agent or Lenders, all of which are unconditionally owing by Canadian Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature and description whatsoever.

2.2

Guaranteed Obligations.  Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that:

(a)

all obligations of each of Borrowers and Guarantors under the respective Guarantor Documents as ratified and amended hereby, to which each of them is a party, are unconditionally owing by each of Borrowers and Guarantors to Agent and Lenders without offset, defense or counterclaim of any kind, nature and description whatsoever, and

(b)

the absolute and unconditional guarantee of the payment of the Pre-Petition Obligations by each of Borrowers and Guarantors pursuant to the respective Guarantor Documents to which each of them is a party extends to the Post-Petition Obligations.

2.3

Acknowledgment of Security Interests.  Each Borrower and Guarantor hereby acknowledges, confirms and agrees that Agent and Lenders have and shall continue to have valid, enforceable and perfected first priority and senior security interests in and liens upon all Pre-Petition Collateral heretofore granted to Agent and Lenders pursuant to the Existing Financing Agreements as in effect immediately prior to the Petition Date to secure all of the Obligations, as well as valid and enforceable first priority and senior security interests in and liens upon all Post-Petition Collateral granted to Agent and Lenders under the Financing Order or hereunder or under any of the other Financing Agreements or otherwise granted to or held by Agent or any Lender.

2.4

Binding Effect of Documents.  Each Borrower and Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Existing Financing Agreements to which it is a party was duly executed and delivered to Agent by such Borrower or Guarantor and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Borrower and Guarantor contained in the Existing Financing Agreements constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with its respective terms and such Borrower and Guarantor has no valid defense, offset or counterclaim to the enforcement of such obligations, and (c) Agent and Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Financing Agreements and the Financing Order.

3.

ADOPTION, RATIFICATION AND AMENDMENT

(a)

Each Debtor hereby (i) ratifies, assumes, adopts and agrees to be bound by the Existing Financing Agreements, as amended by this Ratification Agreement, the Financing Order and the CCAA Order and (ii) agrees to pay all of the Pre-Petition Obligations in accordance with the terms of the Loan Agreement, the Financing Agreements, the Financing Order and the CCAA Order.  All of the Existing Financing Agreements, as amended by this Ratification Agreement, the Financing Order and the CCAA Order, are hereby incorporated herein by reference and hereby are and shall be deemed adopted and assumed in full by each Debtor, as Debtor and Debtor-in-Possession, and considered as agreements between such Debtor and Agent and Lenders.  Each Debtor hereby ratifies, restates, affirms and confirms all of the terms and conditions of the Existing Financing Agreements, as amended and supplemented pursuant hereto and pursuant to the Financing Order and the CCAA Order, and each Debtor agrees to be fully bound, as Debtor and Debtor-in-Possession, by the terms of the Financing Agreements to which such Debtor is a party.

(b)

Without limitation upon the foregoing, each Debtor hereby agrees that the Existing US Borrower Guarantees are each hereby amended to include each of Canadian Borrower and Canadian Guarantors as an additional guarantor party signatory thereto, and each of Canadian Borrower and Canadian Guarantors by its execution below hereby agrees that the Existing US Borrower Guarantees are hereby amended to include each of Canadian Borrower and Canadian Guarantors as an additional guarantor party signatory thereto.  Each of Canadian Borrower and Canadian Guarantors hereby expressly (i) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with the other Guarantors signatories thereto, for payment and performance of all Obligations, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Existing US Borrower Guarantees with the same force and effect as if each of Canadian Borrower and Canadian Guarantors had originally executed and been an original party signatory to each of the Existing US Borrower Guarantees as a Guarantor, and (iii) agrees that Agent and Lenders shall have all rights, remedies and interests with respect to Canadian Borrower and Canadian Guarantors and their respective properties and assets under the Existing US Borrower Guarantees with the same force and effect as if each of Canadian Borrower and Canadian Guarantors had originally executed and been an original party signatory as a Guarantor to each of the Existing US Borrower Guarantees.

4.

GRANT OF SECURITY INTEREST

Notwithstanding anything to the contrary contained in Section 5 of the Loan Agreement (as in effect immediately prior to the Petition Date), as collateral security for the prompt performance, observance and payment in full of all of the Obligations (including the Pre-Petition Obligations and the Post-Petition Obligations), each Debtor hereby grants, pledges and assigns to Agent, for and on behalf of Lenders, and also confirms, reaffirms and restates each prior grant to Agent, for and on behalf of Lenders of, continuing security interests in and liens upon, and rights of setoff against, all of the Collateral.

5.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the continuing representations, warranties and covenants heretofore and hereafter made by each Debtor to Agent and Lenders, whether pursuant to the Financing Agreements or otherwise, and not in limitation thereof, each Debtor hereby represents, warrants and covenants to Agent and Lenders the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, shall be a continuing condition of the making of loans by Agent and Lenders:

5.1

Financing Order.  The Financing Order has been duly entered, is valid, subsisting and continuing and has not been vacated, modified, reversed on appeal, or vacated or modified by any order of the Bankruptcy Court (other than as consented to by Agent and Lenders) and is not subject to any pending appeal, stay or other action by the Bankruptcy Court which impairs or prevents the enforcement of any provision contained therein.

5.2

CCAA Order.  The CCAA Order has been duly entered, is valid, subsisting and continuing and has not been vacated, modified, reversed on appeal, or vacated or modified by any order of the CCAA Court (other than as consented to by Agent and Lenders) and is not subject to any pending appeal, stay or other action by the CCAA Court which impairs or prevents the enforcement of any provision contained therein.

5.3

Use of Proceeds.  All Loans and Letter of Credit Accommodations provided by Lenders to Borrowers pursuant to the Financing Orders, the Loan Agreement or otherwise, shall be used by Borrowers for general operating and working capital purposes in the ordinary course of business of Borrowers (except as may otherwise be consented to in writing by Agent and Lenders).  Except as expressly provided for in the Financing Order, no portion of any administrative expense claim or other claim relating to the Chapter 11 Cases or the CCAA Cases shall be paid with the proceeds of such Loans and Letter of Credit Accommodations provided by Agent and Lenders to Borrowers, other than those administrative expense claims and other claims relating to the Chapter 11 Cases or the CCAA Cases directly attributable to the operation of the business of Borrowers and the Allowed Professional Fees (as defined in the Financing Order) and the costs expressly subject to the Administrative Charge (as defined in the CCAA Order), unless approved by Agent and Lenders, and authorized by the Bankruptcy Court or the CCAA Court.

5.4

Defaults Under Other Indebtedness.  Each Debtor is not in default in the payment of any amounts at any time immediately prior to the Petition Date due on any material Indebtedness owed by such Debtor that constitutes a secured claim and/or a claim afforded priority payment status under the Bankruptcy Code, or in the performance of any other material terms or covenants of any evidence of such Indebtedness or of any mortgage, security agreement, indenture, pledge or other agreement relating thereto or securing such Indebtedness except as set forth on Exhibit B hereto.  As soon as such information is available, but in any event not less than sixty (60) days after the date hereof, Debtors hereby agree to deliver to Agent an officer ’s certificate, in form and substance satisfactory to Agent, stating that with respect to all such material Indebtedness owed by such Debtor, other than Indebtedness consisting of indebtedness for borrowed money, each such Debtor is not in default in the payment of any amounts at any time due on any such Indebtedness owed by such Debtor, or in the performance of any other material terms or covenants of any evidence of such Indebtedness or of any mortgage, security agreement, indenture, pledge or other agreement relating thereto or securing such Indebtedness, except as may otherwise be set forth on such officer’s certificate.

6.

DIP FACILITY FEE

Borrowers shall pay Agent, for the ratable benefit of Lenders, a closing fee in respect of the financing provided by Agent and Lenders to Borrowers in the Chapter 11 Cases and the CCAA Cases in an aggregate amount of (a) $125,000 which shall be deemed part of the Obligations and shall be fully earned and payable on the date hereof; (b) $50,000 which shall be deemed part of the Obligations and shall be fully earned and payable on December 31, 2004, provided, that the Financing Agreements continue to remain in full force and effect as of such date; and (c) $75,000 which shall be deemed part of the Obligations and shall be fully earned and payable on March 31, 2005, provided, that the Financing Agreements continue to remain in full force and effect as of such date.

7.

AMENDMENTS

7.1

Eligible Accounts.

(a)

Section 1.49(b) of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“(b)  as to Accounts of Borrowers other than HSDI and Canadian Borrower (and as to HSDI and Canadian Borrower with respect to Accounts not covered by credit insurance in accordance with Section1.49(c) below):  (i) with an original due date of more than sixty days and less than ninety (90) days, such Accounts do not remain unpaid more than ninety (90) days after the original due date thereof, but in any event no more than one hundred twenty (120) days after the invoice date thereof (ii) with an original due date of more than thirty (30) days and less than sixty (60) days, such Accounts do not remain unpaid more than sixty (60) days after the original due date thereof, but in any event no more than one hundred twenty (120) days after the invoice date thereof, or (iii) with an original due date of thirty (30) days or less, such Accounts do not remain unpaid more than ninety (90) days after the original invoice date thereof;”

(b)

Section 1.49(c) of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“(c)  as to Accounts of HSDI and Canadian Borrower in respect of which credit insurance, in form and substance satisfactory to Agent, in favor of Agent for the benefit of Lenders, is then in full force and effect: (i) during the period commencing on the date hereof through and including February 28, 2005 (1) with an original due date of sixty (60) days or more, such Accounts arising from the sale of skis or snowboards do not remain unpaid more than one hundred ninety-five (195) days past the original invoice date thereof (or two hundred forty (240) days in the case of such sales to Garts Sporting Goods), and as to such Accounts not arising from the sale of skis and snowboards, one hundred eighty (180) days past the original invoice date thereof, or (2) with an original due date of more than thirty (30) days but less than sixty (60) days, such Accounts arising from the sale of skis or snowboards do not remain unpaid more than one hundred ninety-five (195) days after the original invoice date thereof, but in any event no more than one hundred ninety-five (195) days after the invoice date thereof, and as to Accounts not arising from the sale of skis and snowboards, one hundred eighty (180) days past the original invoice date thereof, or (3) with an original due date of thirty (30) days or less, such Accounts do not remain unpaid more than ninety (90) days after the original invoice date thereof; and (ii) on and after March 1, 2005 (1) with an original due date of sixty (60) days or less, such Accounts do not remain unpaid more than sixty (60) days after the original due date thereof, but in any event no more than one hundred twenty (120) days after the invoice date thereof, or (2)with an original due date of thirty (30) days or less, such Accounts do not remain unpaid more than ninety (90) days after the original invoice date thereof;”

(c)

Notwithstanding anything to the contrary contained in the Loan Agreement or the other Financing Agreements, on and after February 28, 2005, Eligible Accounts shall only include (a) Eligible Accounts arising from the sale by Huffy of Eligible Inventory consisting of Bicycles, and (b) Eligible Accounts arising from the sale by Canadian Borrower of Eligible Inventory of Canadian Borrower consisting of Golf Equipment.

7.2

Eligible Inventory  Notwithstanding anything to the contrary contained in Section 1.50 of the Loan Agreement or any other provision contained in the Loan Agreement or the other Financing Agreements,

(a)

Eligible Inventory shall not include raw materials or any kind, nature or description, and shall only include finished goods;

(b)

on and after December 1, 2004, Eligible Inventory shall only include (i) Eligible Inventory of Huffy consisting of Bicycles, and (ii) Eligible Inventory of Canadian Borrower consisting of Golf Equipment and snowboards; and

(c)

on and after December 31, 2004, Eligible Inventory of Canadian Borrower shall only include Golf Equipment.

7.3

Inventory Loan Limit.  Section 1.82 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“1.82  “Inventory Loan Limit” shall mean (a) as to Huffy, the amount equal to $20,000,000 minus the amount of Loans based on Eligible Inventory to Canadian Borrower then outstanding, and (b) as to Canadian Borrower, the amount equal $20,000,000 minus the amount of Loans based on Eligible Inventory to Huffy then outstanding.”

7.4

Canadian Borrowing Base.  Section 1.15(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“(a)

the sum of:

(i)  eighty-five (85%) percent of the Net Amount of the Eligible Accounts of Canadian Borrower; plus

(ii) the lesser of (A) the Inventory Loan Limit for Canadian Borrower or (B) the lesser of (1) during the months of May through and including November, the lesser of sixty (60%) percent of the Value of Eligible Inventory of Canadian Borrower and during the months of December through and including April, fifty (50%) percent of the Value of Eligible Inventory of Canadian Borrower, and (2) eighty-five (85%) percent of the Net Recovery Percentage multiplied by the Value of such Eligible Inventory of Canadian Borrower, minus"

7.5

US Borrowing Base.  Section 1.125 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“1.125  “US Borrowing Base” shall mean, as to each US Borrower, at any time:

(a)  the sum of :

(i)  eighty-five (85%) percent of the Net Amount of the Eligible Accounts of such Borrower, plus

(ii)  as to Huffy, the lesser of (A) the Inventory Loan Limit for Huffy or (B) the sum of: (1) the lesser of (aa) sixty-six (66%) percent of the Value of Eligible Inventory of the Huffy Bicycle Company Division of Huffy consisting of finished goods other than New Inventory, except that in the months of January, June, July, August, September and December of any year, the applicable percentage shall be sixty-two (62%) percent of the Value of Eligible Inventory of the Huffy Bicycle Company Division of Huffy consisting of such finished goods, and (bb) ninety (90%) percent of the Net Recovery Percentage multiplied by the Value of such Eligible Inventory of the Huffy Bicycle Company Division of Huffy, plus (2) the lesser of (aa) sixty-six (66%) percent of the Value of New Inventory, except that in the months of January, June, July, August, September and December of any year, the applicable percentage shall be sixty-two (62%) percent of the Value of New Inventory, (bb) $1,500,000, or (cc) ninety (90%) percent of the Net Recovery Percentage multiplied by the Value of such New Inventory, and

(iii) as to HSDI, the lesser of (A)the Inventory Loan Limit for HSDI, (B) sixty (60%) percent of the Value of Eligible Inventory of HSDI consisting of finished goods at all times in any year, except that in the months of December through and including April, the applicable percentage shall be fifty (50%) percent of the Value of Eligible Inventory of HSDI consisting of such finished goods, or (C) eighty-five (85%) percent of the Net Recovery Percentage multiplied by the Value of such Eligible Inventory of HSDI consisting of finished goods; minus”

7.6

Final Maturity Date  Section 1.64 of the Loan Agreement is hereby amended by deleting the reference therein to "December 31, 2004” and substituting "September 30, 2005" therefor.

7.7

Maximum Credit.  Section 1.89 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“1.89  “Maximum Credit” shall mean the sum of the Revolving Loan Limit plus the then outstanding principal balance of the Term Loan.”

7.8

Special Availability Reserve.  The definition of "Special Availability Reserve" is hereby amended by deleting such definition in its entirety and substituting the following therefor:

“‘Special Availability Reserve’ shall mean the availability reserve established by Agent against the amount of Loans and Letter of Credit Accommodations otherwise available to Borrowers under the formulae contained in the Loan Agreement in the amount of (i) $5,200,000 for the period commencing on the date hereof through and including the later of (1) December 1, 2004, or (2) the date upon which all of the following shall have occurred in accordance with the terms of the Loan Agreement as Agent shall determine in good faith (the “Initial Reduction Date”): (x) Eligible Inventory of Huffy consists only of Bicycles and Eligible Inventory of Canadian Borrower consists only of Golf Equipment, and (y)  Eligible Accounts of Huffy consist only of Eligible Accounts arising from the sale by Huffy of Bicycles and Eligible Accounts of Canadian Borrower arising from the sale of Golf Equipment; (ii) $4,000,000 for the period commencing on the day after the Initial Reduction Date through and including February 28, 2005; and (iii) $3,500,000 on and after March 1, 2005.”

7.9

Availability Reserves.  Section 2.1(d) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

"(d)  Agent may from time to time in good faith reduce the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to any Borrower under the lending formula(s) provided for herein (i.e., establish a reserve): (a) to reflect events, conditions, contingencies or risks which, as determined by Agent in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either (i) the Collateral or any other property which is security for the Obligations, its value or the amount that might be received by Agent and Lenders from the sale or other disposition or realization upon such Collateral, or (ii) the assets, business or prospects of any Borrower or Obligor or (iii) the security interests and other rights of Agent or any Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Agent's good faith belief that any collateral report or financial information furnished by or on behalf of any Borrower or Obligor to Agent or any Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) to reflect outstanding Letter of Credit Accommodations as provided in Section 2.2 hereof or (d) in respect of any state of facts which Agent and Lenders determine in good faith constitutes a Default or an Event of Default.  Without limiting the generality of the foregoing, Agent may, at its option, (A) reduce the lending formula with respect to Eligible Accounts to the extent that Agent determines in good faith that the likelihood of collection of such Accounts has decreased or (B) reduce the lending formula(s) with respect to Eligible Inventory to the extent that Agent determines in its good faith judgment that: (x) the number of days of the turnover of the Inventory for any one hundred twenty (120) day period as determined in the good faith judgment of Agent has increased or (y) the quality or mix of the Inventory has deteriorated or (z) the advance percentage in the lending formula is more than (1) eighty-five (85%) percent of the Net Recovery Percentage with respect to Eligible Inventory of Canadian Borrower consisting of Golf Equipment, or (2) ninety (90%) percent of the Net Recovery Percentage with respect to Eligible Inventory of Huffy consisting of Bicycles, in case of each of clauses (1) and (2) above, as set forth in the most recent acceptable appraisal thereof received by Agent.  In determining whether to reduce the lending formula(s), Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing reserves.  The amount of any reduction in any lending formula by Agent pursuant to this Section 2.1(d) shall have a proportional relationship to the matter described herein which is the basis for such reduction in the good faith determination of Agent.  Without limitation upon any provision hereof or of Agent to establish any reserve in accordance herewith, the Loans and Letter of Credit Accommodation otherwise available to Borrowers shall be subject to a special reserve, in an amount equal to all claims for all outstanding and unpaid administrative expenses including, without limitation, the Allowed Professional Fees or other claims which are or may be senior or pari passu to the liens in the property of Debtors in favor of Agent and Lenders or Agent’s and Lenders’ super-priority claims pursuant to the Financing Order, including, but not limited to (1) the fees and expenses of the Clerk of the Court, (2) the fees of the United States Trustee, and (3) Bankruptcy Court-allowed administrative claims for professional persons in an amount consented to by Agent in its sole discretion, which shall be funded by Agent establishing an additional reserve against Loans and Letter of Credit Accommodations otherwise available to Borrowers in an amount determined by Agent in its discretion, and Agent and Lenders shall only be obligated to release such special reserve to pay any amounts in respect thereof after the occurrence of an Event of Default, which Event of Default is continuing without cure and in the event that, upon the conclusion of the liquidation of the assets and property of the Debtors and their estates, the Debtors have insufficient funds to pay such allowed administrative claims for such professional persons."

7.10

Conversion of US Dollar Loans and Canadian Dollar Loans.  Section 2 of the Loan Agreement is hereby amended by adding the following Section 2.5 at the end thererof:

“2.5

Notwithstanding anything to the contrary contained in this Agreement or the other Financing Agreements, Agent may in its good faith determination convert, without notice to Borrowers, (i) any outstanding US Dollar Loans, or any portion thereof, into Canadian Dollar Loans and (ii) any outstanding Canadian Dollar Loans, or any portion thereof, into US Dollar Loans.  Any such conversion shall be governed by the Exchange Rate then in effect.”

7.11

Limits and Sublimits.  Section 2 of the Loan Agreement is hereby amended by adding the following Section 2.6 at the end thereof:

"2.6

 All limits and sublimits set forth in the Loan Agreement shall be determined on an aggregate basis considering together both the Pre-Petition Obligations and the Post-Petition Obligations and in respect thereof or with respect to any formula or other provision to which a limit or sublimit may apply."

7.12

Payments.  Section 6.4 of the Loan Agreement is hereby amended by adding the following Section 6.4(d):

"(d)

Without limiting the generality of the foregoing, Agent may, in its discretion, apply in accordance with Section 6.4(b) hereof any such payments or proceeds first to the Pre-Petition Obligations (as such term is defined in this Agreement) until such Pre-Petition Obligations are paid and satisfied in full."

7.13

Additional Financial Reporting Requirements.  Section 9.6 of the Loan Agreement is hereby amended by adding the following new Section 9.6(e):

"(e)  Debtors shall also provide Agent with copies of all financial reports, schedules and other materials and information at any time furnished by Debtors, or on their behalf, to the Bankruptcy Court, the U.S. Trustee, the CCAA, the Monitor or to any creditors’ committee or any Borrower’s shareholders, concurrently with the delivery thereof to the Bankruptcy Court, the U.S. Trustee, the CCAA Court, the Monitor or to any creditors’ committee, or any Borrower’s shareholders, as the case may be."

7.14

Net Worth.  Section 9.22 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“Section 9.22   Intentionally omitted.”

7.15

EBITDA.  Section 9.23 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“9.23  The EBITDA of Huffy and its Subsidiaries (on a consolidated basis) for the cumulative period commencing January 1, 2005 and ending on the last day of the month immediately preceding each month listed on Schedule 9.23 hereto (each month so listed, a "Test Month"), shall not be less than the amount set forth on Schedule 9.23 hereto with respect to each such Test Month (without giving effect to the fees and expenses of all Professionals (as defined in the Financing Order) to the extent the total amount of such fees and expenses do not exceed $750,000 in any calendar month).”

7.16

Events of Default.  Section 10.1 of the Loan Agreement is hereby amended as follows:

(a)  Sections 10.1(f), (g) and (h) are hereby deleted in their entirety and the following substituted therefor:  "Intentionally deleted".

(b)  Section 10.1(e) of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“(e)  any Borrower or Obligor dissolves or suspends or discontinues its business, as such business existed immediately prior to the Petition Date.”

(c)  Section 10.1(i) is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“(i)  any default by any Borrower or Obligor under any agreement, document or instrument relating to any Indebtedness (other than Indebtedness which, as a result of commencement of the Debtors’ Chapter 11 Cases, constitutes general unsecured, non-priority claims against the Debtors and their respective estates) for (i) borrowed money owing to any person other than Agent or any Lender, or (ii) any Capital Leases, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Agent or any Lender, in any case in an amount in excess of $2,000,000, which default continues for more than the applicable cure period, if any, with respect thereto.”

(d)  Section 10.1 is hereby amended by adding the following Sections:

"10.1(p)  the occurrence of any condition or event which permits Agent or any Lender to exercise any of the remedies set forth in the Financing Order or in the CCAA Order, including, without limitation, any "Event of Default", as defined in the Financing Order; or

10.1(q)  the termination or non-renewal of the Financing Agreements as provided for in the Financing Order; or

10.1(r)  any Debtor suspends or discontinues or is enjoined by any court or governmental agency from continuing to conduct all or any material part of its business (as such business existed immediately prior to the Petition Date) or if a trustee, receiver or custodian is appointed for such Borrower or any of its properties; or

10.1(s)  any act, condition or event occurring after the date of the commencement of the Chapter 11 Cases or the CCAA Case that has a Material Adverse Effect; or

10.1(t)  conversion of a Chapter 11 Cases to a Chapter 7 case under the Bankruptcy Code or the conversion of the CCAA Case to a case under the BIA; or

10.1(u)  dismissal of (i) any of the Debtor’s Chapter 11 Cases or any subsequent Chapter 7 case either voluntarily or involuntarily or (ii) dismissing the CCAA Case or terminating, suspending or modifying the stay of proceedings in the CCAA Case, either voluntarily or involuntarily; or

10.1(v)  the grant of a lien on or other interest in any property of any Debtor other than a Permitted Lien or the Professional Fee Carve-Out (as defined in the Financing Orders) or by the Financing Order or the CCAA Order or an administrative expense claim other than such administrative expense claim permitted by the Financing Order or this Agreement by the grant of or allowance by the Bankruptcy Court which is superior to or ranks in parity with Agent’s and Lenders’ security interest in or lien upon the Collateral; or

10.1(w)  the Financing Order or the CCAA Order shall be modified, reversed, revoked, remanded, stayed, rescinded, vacated or amended on appeal or by the Bankruptcy Court or the Superior Court, respectively, without the prior written consent of Agent (and no such consent shall be implied from any other authorization or acquiescence by Agent); or

10.1(x)  the appointment of (i) a trustee, pursuant to Sections 1104(a)(1) or 1104(a)(2) of the Bankruptcy Code, or (ii) a trustee or interim receiver in the case of any Debtor, pursuant to the BIA;

10.1(y)  the appointment of an examiner with special powers pursuant to Section 1104(a) of the Bankruptcy Code; or

10.1(z)  the filing of a plan of reorganization by any Debtor or on its behalf or the filing of a plan of compromise or arrangement by any Debtor or on its behalf, which does not provide for payment in full of the Obligations on the effective date thereof.

10.1(aa) any Debtor fails to pay undisputed invoices having sixty-day payment terms from merchandise suppliers for purchases made by such Debtor during the pendency of the Chapter 11 Cases in an aggregate amount in excess of $250,000, and all such invoices remain unpaid for at least five (5) days after receipt by such Debtor of written notification from the applicable merchandise supplier that each such invoice is past due.

7.17

Costs and Expenses.  Section 9.20 is hereby amended by deleting the reference therein to "$650" and substituting "$850" therefor.

7.18

Term  Section 13.1(b) of the Loan Agreement is hereby amended by deleting in its entirety such Section and substituting the following therefor:

“(b)  Intentionally omitted.”

7.19

Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.  Section 11.1(a) of the Loan Agreement is hereby amended by adding the following at the end thereof:  "except to the extent that the provisions of the Bankruptcy Code or the CCAA are applicable and specifically conflict with the foregoing."

7.20

Notices.  Section 12.2 of the Loan Agreement is hereby amended by adding that any notices, requests and demands also be sent to the following parties:

If to Debtors with a copy to:

DINSMORE & SHOHL LLP

1900 Chemed Center

Cincinnati, Ohio 45202

Facsimile No. 513-977-8141

Attn: Kim Martin Lewis, Esq.

If to Agent or any Lender with a copy to:

OTTERBOURG, STEINDLER,

HOUSTON & ROSEN, P.C.

230 Park Avenue

New York, New York  10169

Facsimile No. (212) 682-6104

Attn:  Jonathan N. Helfat, Esq.

8.

RELEASE

8.1

Release of Pre-Petition Claims.

(a)

In consideration of the agreements of Agent and Lenders contained herein and the making of any Loans by Agent and Lenders, each Debtor, pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent and each Lender, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees and other representatives (Agent, Lenders and all such other parties being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Pre-Petition Released Claim" and collectively, "Pre-Petition Released Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each Debtor, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, as amended and supplemented through the date hereof, and the other Financing Agreements.

(b)

Each Debtor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Pre-Petition Released Claim released, remised and discharged by each Debtor pursuant to this Section 8.1.  If any Debtor violates the foregoing covenant, Debtors agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

8.2

Release of Post-Petition Claims.

(a)

Subject to clause (b) below, upon (1) the receipt by Agent and Lenders of payment in full of all Obligations in cash or other immediately available funds, plus cash collateral or other collateral security acceptable to Agent to secure any Obligations that survive or continue beyond the termination of the Financing Agreements, and (2) the termination of the Financing Agreements (the "Payment Date"), in consideration of the agreements of Agent and Lenders contained herein and the making of any Loans by Agent and Lenders, each Debtor hereby covenants and agrees to execute and deliver in favor of Lender a valid and binding termination and release agreement, in form and substance satisfactory to Agent, pursuant to which, among other things, (a) each Debtor, on behalf of itself and its respective successors, assigns, and other legal representatives, shall absolutely, unconditionally and irrevocably release, remise and forever discharge each Releasee, of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Post-Petition Released Claim" and collectively, "Post-Petition Released Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each Debtor, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the Payment Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, as amended and supplemented through the Payment Date, and the other Financing Agreements or the Financing Order and (b) each Debtor shall absolutely, unconditionally and irrevocably, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Post-Petition Released Claim released, remised and discharged by each Debtor pursuant to such termination and release agreement.  If any Debtor violates such covenant, Debtors agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

(b)

In connection with the termination of the Financing Agreements as set forth above, Agent, Lenders and Debtors shall enter into a termination agreement, the form and substance of which shall be reasonably be acceptable to Agent, Lenders and Debtors (the “Termination Agreement”).  The Termination Agreement shall be consistent with the terms and conditions of the Loan Agreement and the other Financing Agreements and shall provide, among other things, for the release of all Post-Petition Released Claims in favor of the Releasees, other than claims by Debtors against Agent and/or Lenders for gross negligence and/or willful misconduct arising after the Petition Date as determined pursuant to a final, non-appealable order of a court of competent jurisdiction.

0.2

Releases Generally.

(a)

Each Debtor, understands, acknowledges and agrees that the releases set forth above in Sections 8.1 and 8.2 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such releases.

(b)

Each Debtor, agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the releases set forth above in Sections 8.1 and 8.2.

1.

CONDITIONS PRECEDENT

In addition to any other conditions contained herein or the Loan Agreement, as in effect immediately prior to the Petition Date, with respect to the Loans and other financial accommodations available to Borrowers (all of which conditions, except as modified or made pursuant to this Agreement shall remain applicable to the Loans and be applicable to other financial accommodations available to Borrowers), the following are conditions to Agent’s and Lenders’ obligations to extend further loans, advances or other financial accommodations to Borrowers pursuant to the Loan Agreement:

(a)

Debtors shall furnish to Agent all financial information, projections, budgets, business plans, cash flows and such other information as Agent  shall reasonably request from time to time including, without limitation, a weekly budget of revenue and expenses in such detail and form as is acceptable to Agent, giving effect to the commencement of the Chapter 11 Cases and the CCAA Cases;

(b)

as of the Petition Date, there shall have been no termination of the Existing Financing Agreements;

(c)

no trustee, examiner or receiver or the like shall have been appointed or designated with respect to any Debtor, or its business, properties and assets and no motion or proceeding shall be pending seeking such relief;

(d)

the execution and/or delivery of this Ratification Agreement and all other Financing Agreements to be delivered in connection herewith by Borrowers and Guarantors in form and substance satisfactory to Agent;

(e)

the execution and/or delivery to Agent of all other Financing Agreements, and other agreements, documents and instruments which, in the good faith judgment of Agent, are necessary or appropriate;

(f)

each Debtor shall comply in full with the notice and other requirements of the Bankruptcy Code and the applicable Bankruptcy Rules with respect to any relevant Financing Order in a manner acceptable to Agent and its counsel, and an Interim Financing Order shall have been entered by the Bankruptcy Court (the "Interim Financing Order") authorizing the secured financing under the Financing Agreements as ratified and amended hereunder on the terms and conditions set forth in this Ratification Agreement and, inter alia, modifying the automatic stay, authorizing and granting the senior security interest and liens in favor of Agent and Lenders, described in this Ratification Agreement and in the Financing Order, and granting super-priority expense claims to Agent and Lenders with respect to all Obligations.  The Interim Financing Order shall authorize post-petition financing under the terms set forth in this Ratification Agreement in an amount acceptable to Agent, in its discretion, and it shall contain such other terms or provisions as Agent and its counsel shall require;

(g)

each Debtor shall comply in full with the notice and other requirements of Canadian law including, without limitation, the BIA and applicable rules thereunder with respect to any relevant CCAA Order in a manner acceptable to Agent and its counsel, and the CCAA  Order shall have been entered by the CCAA Court, in form and substance satisfactory to Agent and shall authorize post-petition financing under the terms set forth in this Ratification Agreement in an amount acceptable to Agent and Lenders, in their discretion, and it shall contain such other terms or provisions as Agent and its counsel shall require;

(h)

 with respect to further credit after expiration of the Interim Financing Order, on or before the expiration of the Interim Financing Order, the Bankruptcy Court shall have entered a Permanent Financing Order authorizing the secured financing on the terms and conditions set  forth  in this Ratification Agreement, granting to Agent and Lenders the senior security interest and liens described above and super-priority administrative expense claims described above (except as otherwise specifically provided in the Interim Financing Order), modifying the automatic stay and other provisions required by Agent and its counsel ("Permanent Financing Order").  Agent and Lenders shall not provide any Loans (or other financial accommodations) other than those authorized under the Interim Financing Order unless, on or before the thirtieth day following the Petition Date, the Permanent Financing Order shall have been entered, and such order shall not have been vacated or stayed.  Agent and Lenders may (but shall have no obligation to), in their discretion, consent in writing to provide Loans (or other financial accommodations) to Borrowers in the event that the Interim Financing Order or the Permanent Financing Order has been vacated or stayed (whether by appeal, motion or other pleading seeking a modification, clarification or reconsideration of any provisions contained therein);

(i)

other than the voluntary commencement of the Chapter 11 Cases and the filing of the CCAA Case, no material impairment of the priority of Agent’s and Lenders’ security interests in the Collateral shall have occurred from the date of the latest field examinations of Agent to the Petition Date;

(j)

the Debtors shall have obtained from the CCAA Court an order, on terms and conditions acceptable to Agent, recognizing the Chapter 11 Cases in Canada, implementing in Canada of a stay of proceedings against the Debtors, recognizing and implementing the Financing Order and such other orders of the Bankruptcy Court as may be necessary to give effect to the Financing Agreements in Canada, and authorizing the Canadian Borrower, the Canadian Guarantors and the other Debtors to execute and deliver, and become bound by the terms of, the Financing Agreements as amended hereby; and

(k)

no Event of Default shall have occurred or be existing under any of the Existing Financing Agreements, as modified pursuant hereto, and assumed by Borrowers and Guarantors.

2.

MISCELLANEOUS

2.1

Amendments and Waivers.  Neither this Agreement nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

2.2

Further Assurances.  Each Debtor shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, Personal Property Security Act financing statements, landlords’ or mortgagees’ waivers of liens and consents to the exercise by Agent and Lenders of all the rights and remedies hereunder, under any of the other Financing Agreements, any Financing Order or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in Agent’s opinion to evidence, perfect, maintain and enforce the security interests of Agent, for the benefit of Lenders, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement, any of the other  Financing Agreements or the Financing Order.

2.3

Headings.  The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Agreement.

2.4

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

2.5

Additional Events of Default.  The parties hereto acknowledge, confirm and agree that the failure of any Debtor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by such Debtor in connection herewith shall constitute an Event of Default under the Financing Agreements in accordance with the terms and conditions thereof as amended by this Agreement and the Financing Order.

2.6

Costs and Expenses.  Borrowers shall pay to Agent on demand all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the other Financing Agreements and the Financing Order, including, without limitation: (a) reasonable attorneys’ and paralegals’ fees and disbursements of counsel to Lender; (b) costs and expenses (including attorneys’ and paralegals’ fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement, the other Financing Agreements, the Financing Order and the transactions contemplated thereby; (c) taxes, fees and other charges for recording any agreements or documents with any governmental authority, and the filing of UCC financing statements and continuations, and other actions to perfect, protect, and continue the security interests and liens of Agent, for the benefit of Lenders, in the Collateral; (d) sums paid or incurred to pay any amount or take any action required of a Debtor under the Financing Agreements or the Financing Order that Debtors fail to pay or take; (e) costs of appraisals, inspections and verifications of the Collateral and including travel, lodging, and meals for inspections of the Collateral and the Debtors’ operations by Agent or its agent and to attend court hearings or otherwise in connection with the Chapter 11 Cases; (f) costs and expenses of preserving and protecting the Collateral; (g) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by the Agent and Lenders during the course of periodic field examinations of the Collateral and Debtors’ operations, plus a per diem charge at the rate of $850 per person per day for Agent’s examiners in the field and office; and (h) costs and expenses (including attorneys’ and paralegals’ fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the security interests and liens of Agent and Lenders, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, the other Financing Agreements and the Financing Order, or to defend any claims made or threatened against Agent or any Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters).  The foregoing shall not be construed to limit any other provisions of the Financing Agreements regarding costs and expenses to be paid by Debtors.  All sums provided for in this Section 10.6 shall be part of the Obligations, shall be payable on demand, and shall accrue interest after demand for payment thereof at the highest rate of interest then payable under the Financing Agreements.  Agent is hereby irrevocably authorized to charge any amounts payable hereunder directly to any of the account(s) maintained by Agent with respect to any Debtor.

2.7

Effectiveness.  This Agreement shall become effective upon the execution hereof by Agent and the entry of the Interim Financing Order.

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433974.5	1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWERS

HUFFY CORPORATION, as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

AMERICAN SPORTS DESIGN COMPANY, as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFFY SPORTS DELAWARE, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFFY SPORTS CANADA, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

433974.5	2

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GUARANTORS

HUFFY RISK MANAGEMENT, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFFY SPORTS, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HCAC, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFCO-DELAWARE COMPANY, as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFCO-GEORGIA I, as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

433974.5	1

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HUFCO-OHIO, INC, as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFCO-GEORGIA II, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

TOMMY ARMOUR GOLF COMPANY, as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

LAMAR SNOWBOARDS INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFFY SPORTS WASHINGTON, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

433974.5	2

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FIRST TEAM SPORTS, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HESPELER HOCKEY HOLDING, INC., as

Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

LEHIGH AVENUE PROPERTY HOLDINGS, INC., as Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFCO-NEW BRUNSWICK, INC.,

as Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUFFY SPORTS OUTLET INC.,

as Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

HUF CANADA, INC.,

as Debtor and Debtor-in-Possession

By: _____________________________________

Title: ____________________________________

[SIGNATURES CONTINUE ON NEXT PAGE]

433974.5	1

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGENT:

CONGRESS FINANCIAL CORPORATION

  (CENTRAL), as Agent

By:______________________________

Title:_____________________________

US LENDERS:

CONGRESS FINANCIAL CORPORATION

  (CENTRAL)

By:______________________________

Title:_____________________________

GMAC COMMERCIAL FINANCE

By:______________________________

Title:_____________________________

LASALLE BUSINESS CREDIT, LLC

By:______________________________

Title:_____________________________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

433974.5	1

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

CANADIAN LENDERS:

CONGRESS FINANCIAL CORPORATION

  (CANADA)

By:______________________________

Title:_____________________________

ABN AMRO BANK N.V., CANADA BRANCH

By:______________________________

Title:_____________________________

GMAC COMMERCIAL FINANCE

  CORPORATION - CANADA

By:______________________________

Title:_____________________________

TERM LOAN LENDER:

ABLECO FINANCE LLC, on its behalf and

on behalf of its Affiliate assigns

By:______________________________

Title:_____________________________

433974.5	2